Prospectus Supplement

John Hancock Investment Trust

John Hancock Global Focused Strategies Fund (the fund)

Supplement dated January 24, 2019 to the current summary prospectus, as may be supplemented (the summary prospectus)

Neil Richardson no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Richardson are removed from the summary prospectus. David Sol continues to serve as portfolio manager of the fund and is primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.